SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 15, 2004

PS Business Parks, Inc.

(Exact Name of Registrant as Specified in Charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2397
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 244-8080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On January 15, 2004, PS Business Parks, Inc., a California corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) among Citigroup Global Markets Inc., Credit Suisse First Boston LLC, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., RBC Dain Rauscher Inc. and Wells Fargo Securities, LLC (collectively, the “Underwriters”), the Company and PS Business Parks, L.P., a California limited partnership, relating to a public offering by the Company of up to 6,900,000 Depositary Shares (the “Shares”), each representing one one-thousandth of a share of the Company’s 7.000% Cumulative Preferred Stock, Series H, Liquidation Preference Equivalent to $25.00 Per Depositary Share (the “Preferred Stock”), including 900,000 Shares which may be purchased by the Underwriters to cover over-allotments. The Company has also entered into a Deposit Agreement, dated January 15, 2004, among the Company, American Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”).

The offering is being made under a Registration Statement on Form S-3 (No. 333-78627) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on June 2, 1999.

On January 16, 2004, the Company filed a supplement to the prospectus in the Registration Statement, dated January 15, 2004, relating to the issuance and sale of the Shares (the “Prospectus Supplement”).

This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Deposit Agreement, the Certificate of Determination of the Preferred Stock, the form of stock certificate of the Preferred Stock, and an opinion of counsel in connection with the filing of the Prospectus Supplement and the public offering of the Shares. This Current Report on Form 8-K also includes as exhibits an opinion of counsel as to the Company’s status as a real estate investment trust and certain information with respect to the Company’s ratio of earnings to fixed charges.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit 1.1—	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.000% Cumulative Preferred Stock, Series H, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

Exhibit 3.1—	Certificate of Determination for the Preferred Stock.

Exhibit 4.1—	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt).

Exhibit 4.2—	Specimen stock certificate for the Company’s 7.000% Cumulative Preferred Stock, Series H.

Exhibit 5.1—	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 8.1—	Opinion of Hogan & Hartson L.L.P.

Exhibit 12.1—	Statement re: Computation of Ratio of Earnings to Fixed Charges.

Exhibit 23.1—	Consent of David Goldberg (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

By:	/s/ David Goldberg

David Goldberg Vice President

Date: January 16, 2004

INDEX TO EXHIBITS

Exhibit 1.1—	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.000% Cumulative Preferred Stock, Series H, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

Exhibit 3.1—	Certificate of Determination for the Preferred Stock.

Exhibit 4.1—	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt).

Exhibit 4.2—	Specimen stock certificate for the Company’s 7.000% Cumulative Preferred Stock, Series H.

Exhibit 5.1—	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 8.1—	Opinion of Hogan & Hartson L.L.P.

Exhibit 12.1—	Statement re: Computation of Ratio of Earnings to Fixed Charges.

Exhibit 23.1—	Consent of David Goldberg (contained in Exhibit 5.1).